BALANCE SHEETS - USD ($)	Jun. 30, 2015	Jun. 30, 2014
CURRENT ASSETS
Cash	$ 222	$ 12,348
Accounts receivable	13,438	11,414
Total current assets	13,660	23,762
Intangible assets, net		4,614
TOTAL ASSETS	13,660	28,376
CURRENT LIABILITIES
Accounts payable and accrued expenses	7,281	19,469
Related party payables	268,670	261,473
Due to related parties	228,811	228,811
Loans	39,297
Total current liabilities	544,059	509,753
Total liabilities	$ 544,059	$ 509,753
STOCKHOLDERS' DEFICIT
Preferred stock value
Common stock value	$ 9,094	$ 8,635
Additional paid-in capital	8,464,091	8,360,130
Subscriptions payable	91,380	91,380
Treasury stock value	5	5
Accumulated deficit	(9,094,959)	(8,941,517)
Total stockholders' deficit	(530,399)	(481,377)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 13,660	$ 28,376